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ACUSON CORPORATION                                                  EXHIBIT 24.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-29596, 33-43606, 33-59250, and 33-66734.




                                                   /s/ Arthur Andersen LLP


                                                   Arthur Andersen LLP



San Jose, California
March 23, 1995